Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Sam Singer, Chief Financial Officer of Bio-Reference Laboratories, Inc. (the “registrant”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)                                  the Annual Report on Form 10-K of the registrant for the fiscal year ended October 31 2011, which this certification accompanies (the “Periodic Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b)                                 based on my knowledge, the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 12, 2011.

/S/ Sam Singer
Sam Singer
Chief Financial Officer
Bio-Reference Laboratories, Inc